UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2007
Chicago Bridge & Iron Company N.V.
(Exact name of registrant as specified in its charter)
The Netherlands
(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Polarisavenue 31
2132 JH Hoofddorp
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 31-23-568-5660
N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition of Disposition of Assets.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consent of Ernst & Young LLP
Press Release
Certain Financial Statement of the Lummus Global business
Certain pro forma financial information
Term Loan Agreement
Amendment No. 1 and Consent
First Amendment to the Agreements

Item 1.01 Entry into a Material Definitive Agreement.
Chicago Bridge & Iron Company N.V. (“CB&I”), as Guarantor, and Chicago Bridge & Iron Company (“CB&I Delaware”), as Borrower, entered into a $200 million, five-year, unsecured term loan facility (the “Term Loan”) with JPMorgan Chase Bank, National Association, as administrative agent, and Bank of America, N.A., as syndication agent. CB&I Delaware has currently made no drawings under the Term Loan, but the facility is intended to be fully utilized upon the satisfaction of certain conditions in the Term Loan related to the acquisition of Lummus Global described in Item 2.01 below. Interest on Term Loan borrowings will be based upon LIBOR plus an applicable floating spread, and paid quarterly in arrears. The Term Loan will amortize in equal principal installments of $40 million on December 31 of each of 2008 through 2011, with the last principal payment due on November 9, 2012.
The Term Loan contains certain restrictive covenants, such as a minimum net worth level, a minimum fixed charge coverage ratio and a maximum leverage ratio. The Term Loan also includes restrictions with regard to subsidiary indebtedness, sales of assets, liens, investments, type of business conducted, affiliate transactions, sales and leasebacks, and mergers and acquisitions, among other restrictions. The Term Loan agreement is attached hereto as Exhibit 99.4.
CB&I also entered into Amendment No. 1 and Consent (the “Credit Agreement Amendment”) to its Second Amended and Restated Credit Agreement dated as of October 13, 2006 (the “Credit Agreement”) with JPMorgan Chase Bank, National Association, as administrative agent, and Bank of America, N.A., as syndication agent. The Credit Agreement Amendment provides the lenders’ consent for the Lummus Global acquisition described in Item 2.01 below, the expansion of the aggregate facility limit of the Credit Agreement from $850 million to $1.1 billion, and an opportunity for further expansion up to $1.25 billion during the term of the Credit Agreement, among other matters. The Credit Agreement Amendment is attached hereto as Exhibit 99.5.
CB&I and certain of its subsidiaries also entered into a First Amendment (the “First Amendment”) to the three committed and unsecured letter of credit and term loan agreements (the “LC Agreements”) each dated as of November 6, 2006 with Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, National Association, and various private placement note investors. The First Amendment primarily provides the lenders’ consent for the amendment to the Credit Agreement and the consent to Term Loan, among other matters. The First Amendment is attached hereto as Exhibit 99.6.
Item 2.01 Completion of Acquisition of Disposition of Assets.
Effective November 16, 2007, CB&I completed the acquisition of the Lummus Global business from ABB Asea Brown Boveri Ltd. (“ABB”) for a net cash purchase price of approximately $825 million. The acquisition was effected pursuant to a Share Sale and Purchase Agreement dated as of August 24, 2007 by and among ABB Holdings Inc., ABB Holdings B.V., ABB, Chicago Bridge & Iron Company, Chicago Bridge & Iron Company B.V. and CB&I.

Item 7.01 Regulation FD Disclosure.
On November 19, 2007, CB&I issued a press release announcing its completion of the acquisition of the Lummus Global business from ABB. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     The following financial statements of the Lummus Global business are included in Exhibit 99.2 hereto and incorporated herein by reference:
     Audited Financial Statements:
•	Report of Independent Auditors

•	Combined Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004

•	Combined Balance Sheets as of December 31, 2006, 2005 and 2004

•	Combined Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004

•	Statements of Changes in Net Parent Investment (Deficit) at December 31, 2004, 2005 and 2006

•	Notes to Consolidated Financial Statements

Unaudited Interim Financial Statements:

•	Combined Statements of Operations for the Nine Months Ended September 30, 2007 and 2006

•	Combined Balance Sheet at September 30, 2007

•	Combined Statements of Cash Flows for the Nine Months Ended September 30, 2007 and 2006

•	Notes to Combined Financial Statements
     (b) Pro Forma Financial Information.
     The following pro forma financial information is included as Exhibit 99.3 hereto and incorporated herein by reference.
•	Unaudited Pro Forma Condensed Combined Statement of Income for the Year Ended December 31, 2006

•	Unaudited Pro Forma Condensed Combined Statement of Income for the Nine Months Ended September 30, 2007

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007

     (d) Exhibits.

2.1	Share Sale and Purchase Agreement dated as of August 24, 2007, by and among ABB Holdings Inc., ABB Holdings B.V., ABB Asea Brown Boveri Ltd., Chicago Bridge & Iron Company, Chicago Bridge & Iron Company B.V. and Chicago Bridge & Iron Company N.V. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on August 30, 2007)

23.1	Consent of Ernst & Young LLP

99.1	Press Release issued by Chicago Bridge & Iron Company N.V. dated November 19, 2007.

99.2	Certain financial statements of the Lummus Global business (see Item 9.01(a) above)

99.3	Certain pro forma financial information (see Item 9.01(b) above)

99.4	Term Loan Agreement dated as of November 9, 2007, among Chicago Bridge & Iron Company N.V., as Guarantor, Chicago Bridge & Iron Company, as Borrower, the institutions from time to time parties thereto as Lenders, JPMorgan Chase Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Royal Bank of Scotland plc, Wells Fargo Bank, N.A., and Calyon New York Branch, as Documentation Agents.

99.5	Amendment No. 1 and Consent dated as of November 9, 2007, by and among Chicago Bridge and Iron Company N.V., certain Subsidiaries party to the therein identified and defined Credit Agreement, collectively as borrowers, JPMorgan Chase Bank, National Association, as administrative agent, and the Required Lenders and New Lenders party thereto.

99.6	First Amendment to the Agreements dated as of November 9, 2007 re: $50,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006, $100,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006, and $125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006, among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc., and CB&I Tyler Company, as Co-Obligors, Bank of America, N.A., as Administrative Agent and Letter of Credit Issuer, JPMorgan Chase Bank, N.A., as Letter of Credit Issuer and Joint Book Manager, and the Lenders party thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director

Date: November 21, 2007	By:	/s/ Ronald A. Ballschmiede

Ronald A. Ballschmiede
Managing Director
(Principal Financial Officer)

EXHIBIT INDEX

2.1	Share Sale and Purchase Agreement dated as of August 24, 2007, by and among ABB Holdings Inc., ABB Holdings B.V., ABB Asea Brown Boveri Ltd., Chicago Bridge & Iron Company, Chicago Bridge & Iron Company B.V. and Chicago Bridge & Iron Company N.V. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on August 30, 2007)

23.1	Consent of Ernst & Young LLP

99.1	Press Release issued by Chicago Bridge & Iron Company N.V. dated November 19, 2007.

99.2	Certain financial statement of the Lummus Global business (see Item 9.01(a) above)

99.3	Certain pro forma financial information (see Item 9.01(b) above)

99.4	Term Loan Agreement dated as of November 9, 2007, among Chicago Bridge & Iron Company N.V., as Guarantor, Chicago Bridge & Iron Company, as Borrower, the institutions from time to time parties thereto as Lenders, JPMorgan Chase Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Royal Bank of Scotland plc, Wells Fargo Bank, N.A., and Calyon New York Branch, as Documentation Agents.

99.5	Amendment No. 1 and Consent dated as of November 9, 2007, by and among Chicago Bridge and Iron Company N.V., certain Subsidiaries party to the therein identified and defined Credit Agreement, collectively as borrowers, JPMorgan Chase Bank, National Association, as administrative agent, and the Required Lenders and New Lenders party thereto.

99.6	First Amendment to the Agreements dated as of November 9, 2007 re: $50,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006, $100,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006, and $125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006, among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc., and CB&I Tyler Company, as Co-Obligors, Bank of America, N.A., as Administrative Agent and Letter of Credit Issuer, JPMorgan Chase Bank, N.A., as Letter of Credit Issuer and Joint Book Manager, and the Lenders party thereto.